Exhibit 99.1

December 13, 2017

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Ladies and Gentlemen:

We have read Item 4.01 of Form 8-K, dated December 13, 2017, of SBT Bancorp, Inc. and agree with the statements contained in the second and third paragraphs therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

Very truly yours,

/s/ Baker Newman & Noyes LLC

Baker Newman & Noyes LLC
Portland, Maine